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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                        MARCH 15, 2007 (MARCH 13, 2007)
                                -----------------

                           ASI TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                                -----------------

          NEVADA                                                  88-0105586
(State or Other Jurisdiction                                    (IRS Employer
     of Incorporation)                                       Identification No.)

                                     0-6428
                            (Commission File Number)

980 AMERICAN PACIFIC DRIVE, #111, HENDERSON, NV                     89014
   (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 13, 2007, we entered into a Securities Purchase Agreement with selected investors pursuant to which we issued and sold 940,000 shares of our common stock ("Shares") at a purchase price of $0.45 per share for gross proceeds of $423,000.

The Shares were offered, issued and sold to eight accredited investors for cash. We paid no placement, commission or underwriter fees in connection with the sale.

We offered and sold the Shares without registration under the Securities Act of 1933 to a limited number of qualified accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder. The Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the Shares issued.

The form of the Securities Purchase Agreement was filed as Exhibit 99.1 to our report on Form 8-K dated January 29, 2007 and is incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibit.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

On March 13, 2007, we issued and sold 940,000 shares of our common stock for cash proceeds of $423,000 to selected accredited investors. For further information about the terms of this financing, please see the disclosure under
Item 1.01 above which is incorporated herein by reference. We previously reported on Form 8-Ks dated January 29, 2007 and February 27, 2007 the sales of 4,495,000 shares on the same terms for cash proceeds of $2,022,750, therefore the aggregate cash proceeds from the three closings totals $2,445,750 from the sale and issuance of 5,435,000 shares of common stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Bonus Plan
----------
On March 13, 2007, the Board of Directors (the "Board") of ASI Technology Corporation (the "Company") approved an Executive Bonus Plan (the "Plan"). The Plan is designed to align the interests of the Company's executive officers and eligible employees with the interests of its stockholders by linking bonus amounts directly to Company performance. Executive officers and eligible employees (so designated from time to time by the Board) (the "Participants") are eligible to receive cash bonuses under the Plan based on the Company's consolidated net income before tax plus any depreciation, amortization and non-cash interest or non-cash derivative expenses ("Adjusted Pre-Tax Income"). The bonus pool available for all executive officers and key employees shall be equal to 10% of Adjusted Pre-Tax Income of $500,000 to a maximum $5,000,000 for each fiscal year commencing with fiscal 2007 until the Plan is terminated or amended by the Board. No bonus pool shall be allocated if Adjusted Pre-Tax Income is less than $500,000 in a fiscal year.

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To be eligible for participation in the Plan's bonus pool Participants must be employed at fiscal year end. The Board has discretion to allocate the bonus pool among Participants and may designate in advance for individual Participants the minimum portion of the bonus pool that may be allocated to them based on their performance in such fiscal year(s). Actual bonus payments, if any, will therefore vary based on the Company's financial performance and individual Participant bonuses will vary on allocation of the bonus pool among Participants each year. In addition the Board has the discretion to award cash bonuses outside the Plan or otherwise increase, reduce or eliminate cash bonuses that would otherwise be payable under the Plan in its sole discretion. Even if the financial performance is not achieved, the Board may award certain Participants cash performance bonuses outside the Plan and may award other performance-based compensation based on fees generated from brokered loans or as the result of other fees.

The Board awards stock options to executive officers, employees and consultants from time to time unrelated to the Plan.

Executive Compensation
----------------------
The Company's current executive officers (Jerry E. Polis and Eric M. Polis) receive no salary from the Company and no other cash compensation other than director fees. No cash compensation is contemplated for the balance of fiscal 2007, other than participation in the Plan and director fees. Such executive officers may be eligible for salary or other cash compensation at a future date as may be determined by the Board.

The Company shares certain office space with Davric Corporation, an entity controlled by Mr. Jerry E. Polis and pays Davric Corporation $1,000 per month for use of this space and associated administrative costs.

Effective March 14, 2007 we appointed John Blackmon as President of our wholly-owned subsidiary, ASI Capital Corporation ("Subsidiary"), a Nevada licensed Mortgage Banker and Mortgage Broker. Mr. Blackmon is also a director of the Subsidiary along with Mr. Jerry Polis and Mr. Eric Polis. The directors of the Subsidiary serve as the loan committee. The Company considers Mr. Blackmon a significant employee and expects he may be a named executive officer in future filings.

Mr. Blackmon's annual base salary commencing April 1, 2007 is $180,000 (subject to review and adjustment by the Board). He is eligible to participate in the Executive Bonus Plan described above and is entitled to participate in standard benefit plans. Mr. Blackmon has advised and assisted the Company regarding the formation and licensing of the Subsidiary and was previously granted in December 2006 a vested stock option on 20,000 shares of the Company's common stock exercisable at $0.45 per share until December 11, 2011 (subject to earlier termination in accordance with the stock plan and agreement).


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Mr. Blackmon served as President and Chief Executive Officer of SouthwestUSA
Bank, Las Vegas from September 2004 to May 2006. From June 2006 until his appointment as President of ASI Capital Corporation, Mr. Blackmon consulted with Mr. Jerry E. Polis on projects including formation of ASI Capital Corporation as a wholly-owned subsidiary of the Company and its licensing as a mortgage broker and mortgage banker. From October 2000 to September 2004, Mr. Blackmon served as a Senior Loan Officer at Valley Bank, Las Vegas and has held other banking positions since 1981. Mr. Blackmon obtained a B.A. in Economics in 1979 from Whitman College, an MBA in 1981 from the University of Washington and a Graduate Degree in Banking in 1987 from Pacific Coast Banking School.

Director Compensation
---------------------
Effective May 2006 the directors receive compensation of $200 per meeting for their services as directors and Mr. Jerry E. Polis, Chairman of the Board, receives $400 for each meeting. There is no separate compensation for meetings or directors of the Subsidiary.

ITEM 7.01.   REGULATION FD DISCLOSURE

The Company issued a press release on March 15, 2007 in connection with certain of the matters discussed in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 7.01, including Exhibit 99.2, shall not be deemed `filed' for purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number            Description of Exhibit
------            ----------------------

99.1 Form of Securities Purchase Agreement dated January 26, 2007 (each individual agreement differs as to investor, amount and shares purchased). Incorporated by reference to Exhibit 99.1 on Form 8-K dated January 29, 2007.

99.2              Press Release dated March 15, 2007 issued by ASI Technology
                  Corporation



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ASI TECHNOLOGY CORPORATION

Date:  March 15, 2007                   /s/ JERRY E. POLIS
                                        --------------------------------------
                                        Jerry E. Polis
                                        President